UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2013 (November 21, 2013)

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania		17406
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2013, the board of directors of the Company promoted the Company’s Chief Operating Officer, Dr. Ramin Mojdeh, to the position of President. Dr. Mojdeh will also retain his position as Chief Operating Officer. Dr. Mojdeh’s compensation and benefits will remain the same as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on October 7, 2013 (the “Proxy Statement”).

Information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K for Dr. Mojdeh has been included in either the Proxy Statement or the Company’s Annual Report on Form 10-K filed with the SEC on September 13, 2013 and such information is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 21, 2013, Unilife Corporation held its annual meeting of stockholders in New York City, at which the following proposals were submitted to a vote of stockholders. The results of the votes are provided below.

Proposal No. 1 – The election of the persons named below as directors to hold office until our annual meeting of stockholders to be held in 2014 and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal

All director nominees were elected and the votes were cast as follows:

Director	For	Withheld	Broker non-votes

Slavko James Joseph Bosnjak	37,893,553	4,381,120	17,634,054

Jeff Carter	38,248,088	4,026,585	17,634,054

William Galle	39,975,506	2,299,167	17,634,054

John Lund	39,968,156	2,306,517	17,634,054

Mary Katherine Wold	40,048,663	2,226,010	17,634,054

Alan D. Shortall	39,480,958	2,793,715	17,634,054

Proposal No. 2 – Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2014

The appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2014 was ratified and the votes were cast as follows:

Votes Cast
For	Against	Abstain
58,319,458	904,285	684,984

Proposal No. 3 – Advisory vote regarding the approval of compensation paid to certain executive officers

The compensation of the Company’s named executive officers was approved, on an advisory basis, and the votes were cast as follows:

Votes Cast
For	Against	Abstain	Broker non-votes
36,033,719	5,784,484	456,470	17,634,054

Proposal No. 4 - For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of up to 105,000 securities to Slavko James Joseph Bosnjak (which Mr. Bosnjak may elect to take in the form of shares of restricted stock or restricted stock units) on the terms set out in the Proxy Statement

The grant of up to 105,000 securities to Slavko James Joseph Bosnjak (which Mr. Bosnjak may elect to take in the form of shares of restricted stock or restricted stock units) on the terms set out in the Proxy Statement was approved and the votes were cast as follows:

Votes Cast
For	Against	Abstain	Broker non-votes
30,270,781	11,676,609	327,283	17,634,054

Proposal No. 5 - For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of up to 105,000 securities to Jeff Carter (which Mr. Carter may elect to take in the form of shares of restricted stock or restricted stock units) on the terms set out in the Proxy Statement

The grant of up to 105,000 securities to Jeff Carter (which Mr. Carter may elect to take in the form of shares of restricted stock or restricted stock units) on the terms set out in the Proxy Statement was approved and the votes were cast as follows:

Votes Cast
For	Against	Abstain	Broker non-votes
30,130,410	11,683,867	460,396	17,634,054

Proposal No. 6 - For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of up to 105,000 securities to William Galle (which Mr. Galle may elect to take in the form of shares of restricted stock or restricted stock units) on the terms set out in the Proxy Statement

The grant of up to 105,000 securities to William Galle (which Mr. Galle may elect to take in the form of shares of restricted stock or restricted stock units) on the terms set out in the Proxy Statement was approved and the votes were cast as follows:

Votes Cast
For	Against	Abstain	Broker non-votes
30,410,105	11,400,255	464,313	17,634,054

Proposal No. 7 - For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of up to 105,000 securities to John Lund (which Mr. Lund may elect to take in the form of shares of restricted stock or restricted stock units) on the terms set out in the Proxy Statement

The grant of up to 105,000 securities to John Lund (which Mr. Lund may elect to take in the form of shares of restricted stock or restricted stock units) on the terms set out in the Proxy Statement was approved and the votes were cast as follows:

Votes Cast
For	Against	Abstain	Broker non-votes
30,410,221	11,400,755	463,697	17,634,054

Proposal No. 8 - For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of up to 105,000 securities to Mary Katherine Wold (which Ms. Wold may elect to take in the form of shares of restricted stock or restricted stock units) on the terms set out in the Proxy Statement

The grant of up to 105,000 securities to Mary Katherine Wold (which Ms. Wold may elect to take in the form of shares of restricted stock or restricted stock units) on the terms set out in the Proxy Statement was approved and the votes were cast as follows:

Votes Cast
For	Against	Abstain	Broker non-votes
30,433,812	11,382,098	458,763	17,634,054

Proposal No. 9 - For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve a special grant of 52,500 securities to William Galle in the form of restricted stock units on the terms set out in the Proxy Statement

The grant of 52,500 securities to William Galle in the form of restricted stock units on the terms set out in the Proxy Statement was approved and the votes were cast as follows:

Votes Cast
For	Against	Abstain	Broker non-votes
30,306,626	11,483,493	484,554	17,634,054

Proposal No. 10 - For the purposes of ASX Listing Rule 7.4 and for all other purposes, to ratify the issuance and sale by the Company of 3,512,153 shares of commons stock (equivalent to 21,072,918 CHESS Depositary Interests (“CDIs”)) under the Controlled Equity Offering Sales Agreement the Company entered into with Cantor Fitzgerald & Co. dated October 3, 2013, pursuant to a registration statement filed by the Company with the SEC, and the accompanying prospectus supplement that we filed with the SEC on October 4, 2012

The issuance and sale by the Company of 3,512,153 shares of commons stock (equivalent to 21,072,918 CHESS Depositary Interests (“CDIs”)) under the Controlled Equity Offering Sales Agreement the Company entered into with Cantor Fitzgerald & Co. dated October 3, 2013, pursuant to a registration statement filed by the Company with the SEC, and the accompanying prospectus supplement that the Company filed with the SEC on October 4, 2012 was ratified and the votes were cast as follows:

Votes Cast
For	Against	Abstain	Broker non-votes
39,787,618	1,938,609	548,446	17,634,054

Item 8.01 Other Events

During the annual meeting of stockholders on November 21, 2013, Alan Shortall, the Company’s Chief Executive Officer, made a PowerPoint presentation. The presentation is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	PowerPoint presentation for November 21, 2013 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: November 27, 2013	By:	/s/ Alan Shortall
Alan Shortall
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	PowerPoint presentation for November 21, 2013 annual meeting of stockholders.